Supplement dated August 7, 2015
to the Statement of Additional Information (SAI), dated August 1, 2015, for the following fund:
Fund
Columbia Funds Series Trust I
Columbia Small Cap Value Fund I
The information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for the above mentioned Fund is hereby revised to remove the reference to John S. Barrett.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_007_(08/15)